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                                                                   EXHIBIT 10.2


                       UNCONDITIONAL GUARANTEE OF PAYMENT


TO:      BANK ONE, ARIZONA, NA, a national banking association

         1. FOR VALUABLE CONSIDERATION, the undersigned (hereinafter called "Guarantor"), whose address is set forth after Guarantor's signature below, jointly and severally, and unconditionally, guarantees and promises to pay to BANK ONE, ARIZONA, NA, a national banking association (hereinafter called "Lender"), or order, upon demand, in lawful money of the United States, (i) that Revolving Promissory Note dated August 28, 1995, as modified by modification agreements dated April 26, 1996, August 9, 1996, March 28, 1997, March 16, 1998 and of even date herewith, made by WHITE ELECTRONIC DESIGNS CORPORATION, an Indiana corporation, formerly known as Bowmar Instrument Corporation (hereinafter called "Borrower"), in favor of Lender in the original face amount of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) (the "RLC Note") and that Promissory Note dated August 28, 1995, as modified by modification agreements dated April 26, 1996, August 9, 1996, March 28, 1997, March 16, 1998 and of even date herewith, made by Borrower in favor of Lender in the face amount of FOUR MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($4,200,000.00) (the "Term Note") (the RLC Note and the Term Note are hereinafter severally and collectively called the "Note"), principal and interest and all other sums payable thereunder, or at the election of Lender any one or more installments thereof, in the event that Borrower fails to punctually pay any one or more installments of the Note (principal and/or interest), or any other sum payable thereunder at the time and in the manner provided therein; and (ii) all other indebtedness of Borrower to Lender arising under or in connection with the Note, any loan agreement between Borrower and Lender executed and delivered in connection with the Note and any deed of trust or other security document or instrument given in connection therewith (the indebtedness evidenced by the Note together with all other indebtedness specified above is hereinafter collectively called the "Indebtedness").

         2. The obligations of Guarantor hereunder are joint and several if Guarantor is more than one person or entity, are separate and independent of the obligations of Borrower and of any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in any action or actions. The obligations of Guarantor hereunder shall survive and continue in full force and effect until payment in full of the Indebtedness is actually received by Lender and the period of time has expired during which any payment made by Borrower or Guarantor to Lender may be determined to be a Preferential Payment (defined below), notwithstanding any release or termination of Borrower's or any other guarantor's liability by express or implied agreement with Lender or by operation of law and notwithstanding that the Indebtedness or any part thereof is deemed to have been paid or discharged by operation of law or by some act or agreement of Lender. For purposes of this Guarantee, the Indebtedness shall be deemed to be paid only to the extent that Lender actually receives immediately available funds and to the extent of any credit bid by Lender at any foreclosure or trustee's sale of any security for the Indebtedness.
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         3. Guarantor agrees that to the extent Borrower or Guarantor makes any payment to Lender in connection with the Indebtedness, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guarantee shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Lender, the Indebtedness or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

         4. Guarantor is providing this Guarantee at the instance and request of Borrower to induce Lender to extend or continue financial accommodations to Borrower. Guarantor hereby represents and warrants that Guarantor is and will continue to be fully informed about all aspects of the financial condition and business affairs of Borrower that Guarantor deems relevant to the obligations of Guarantor hereunder and hereby waives and fully discharges Lender from any and all obligations to communicate to Guarantor any information whatsoever regarding Borrower or Borrower's financial condition or business affairs.

         5. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, from time to time, to: (a) renew, modify, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more endorsers, Guarantor or other guarantors; (c) take and hold security for the payment of this Guarantee or the Indebtedness, and enforce, exchange, substitute, subordinate, waive or release any such security; (d) proceed against such security and direct the order or manner of sale of such security as Lender in its discretion may determine; and (e) apply any and all payments from Borrower, Guarantor or any other guarantor, or recoveries from such security, in such order or manner as Lender in its discretion may determine.

         6. Guarantor waives and agrees not to assert: (a) any right to require Lender to proceed against Borrower or any other guarantor, to proceed against or exhaust any security for the Indebtedness, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (b) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof; (c) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand, nonpayment and acceptance of this Guarantee; (d) notice of the existence, creation or incurring of new or additional indebtedness of Borrower to Lender;
(e) the benefits of any statutory provision limiting the liability of a surety, including without limitation the provisions of A.R.S. Sections 12-1641, et seq.;
(f) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Borrower for the Indebtedness; and (g) the benefits of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the Indebtedness, after any foreclosure or trustee's sale of any security for the Indebtedness, including without limitation the benefits, if any, to Guarantor of A.R.S. Section 33-814. Guarantor hereby



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expressly consents to any impairment of collateral, including, but not limited to, failure to perfect a security interest and release collateral and any such impairment or release shall not affect Guarantor's obligations hereunder. Until payment in full of the Indebtedness, Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Lender now has, or may hereafter have, against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

         7. All existing and future indebtedness of Borrower to Guarantor is hereby subordinated to the Indebtedness and such indebtedness of Borrower to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guarantee.

         8. In addition to all liens upon, and rights of setoff against, the monies, securities or other property of Guarantor given to Lender by law, Lender shall have a lien and a right of setoff against, and Guarantor hereby grants to Lender a security interest in, all monies, securities and other property of Guarantor now and hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise; every such lien and right of setoff may be exercised upon Borrower's default in the payment of the Indebtedness or upon the occurrence of any event of default under this Guarantee or any other document or instrument executed and delivered in connection with the Indebtedness. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing.

         9. If Borrower is a corporation, limited liability company, partnership or trust, it is not necessary for Lender to inquire into the powers of Borrower or the officers, directors, members, managers, partners, trustees or agents acting or purporting to act on its behalf, and any of the Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         10. Guarantor agrees to deliver to Lender financial statements, income tax returns and other financial information in form and level of detail, and containing certifications, as and to the extent required pursuant to the Loan Agreement between Borrower and Lender, of even date herewith (the "Loan Agreement").

         11. All financial statements, income tax returns and other financial information previously or hereafter given to Lender by or on behalf of Guarantor are and shall be true, complete and correct as of the date thereof.

         12. Guarantor agrees to pay all attorneys' fees and all other costs and expenses which may be incurred by Lender in enforcing this Guarantee or in collecting all or any part of the Indebtedness.



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         13. This Guarantee sets forth the entire agreement of Guarantor and
Lender with respect to the subject matter hereof and supersedes all prior oral and written agreements and representations by Lender to Guarantor. No modification or waiver of any provision of this Guarantee or any right of Lender hereunder and no release of Guarantor from any obligation hereunder shall be effective unless in a writing executed by an authorized officer of Lender. There are no conditions, oral or otherwise, on the effectiveness of this Guarantee.

         14. This Guarantee shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Guarantor and its heirs, personal representatives, successors and assigns. Lender may assign this Guarantee in whole or in part without notice.

         15. Guarantor shall not, without Lender's prior written consent, enter into any merger or consolidation (if Guarantor is other than a natural person) or, except in the ordinary course of business, sell, lease or otherwise transfer or dispose of a material portion of Guarantor's assets.

         16. Guarantor represents and warrants to Lender that: (a) (if Guarantor is not a natural person) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) Guarantor has full capacity and authority to execute, deliver and perform this Guarantee, and the execution, delivery and performance of this Guarantee will not (i) violate any law or regulation, (ii) (if Guarantor is not a natural person) violate any provision of Guarantor's organizational documents, (iii) violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument to which Guarantor is a party or by which Guarantor or any of Guarantor's properties may be bound, (iv) violate any order of any court, tribunal or governmental agency binding on Guarantor or any of Guarantor's properties, (v) result in the creation or imposition of any lien of any nature whatsoever on any of Guarantor's properties or assets, (vi) render Guarantor insolvent under generally accepted accounting principles, (vii) leave Guarantor with remaining assets which constitute unreasonably small capital given the nature of its business, or (viii) result in the incurrence of debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent) beyond Guarantor's ability to pay them when and as they become due; (c) no approval or consent of, or filing or registration with, any federal, state or local regulatory authority is required in connection with the execution, delivery and performance of this Guarantee; and (d) this Guarantee constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms. These representations and warranties shall survive the execution of this Guarantee. As used in this paragraph, "insolvent" means the present fair saleable value of assets is less than the probable amount required to be paid on existing debts when and as they mature.

         17. This Guarantee shall be governed by and construed according to the laws of the State of Arizona.

         18. Arbitration. Lender and Guarantor agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Guarantee, the Note, any other agreements,



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documents or instruments executed or delivered in connection with, or otherwise relating to, this Guarantee or the Indebtedness (together with this Guarantee and the Note, the "Related Documents") or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any of the property, interests in property, and rights to property securing any or all of the obligations arising under or in connection with this Guarantee, the Indebtedness or any other Related Document (the "Collateral") shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any Collateral including any claim to rescind, reform or otherwise modify any agreement relating to the Collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.


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         19. JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF)
HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT OR ANY OTHER RELATED DOCUMENT OR ANY RELATIONSHIP BETWEEN THE UNDERSIGNED AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

         IN WITNESS WHEREOF these presents are executed as of the 1st day of November, 1998.

                                 GUARANTOR:

                                 ELECTRONIC DESIGNS, INC., a Delaware
                                 corporation



                                 By:     /s/Hamid R. Shokrgozqar
                                      --------------------------
                                 Name:
                                      --------------------------
                                 Title:
                                      --------------------------

                                 Address: 1 Research Drive
                                          Westborough, Massachusetts  01581



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